EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Webster Financial Corporation:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.





/s/ KMPG LLP